EXHIBIT 10.5

JOINT FILING AGREEMENT

                    The undersigned hereby agree that the statement on Schedule 13D dated July 27, 2007, with respect to the common shares, par value Norsemont Mining Inc., a Vancouver, British Columbia corporation, is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to an in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

                    IN WITNESS WHEREOF, the undersigned have each executed this Joint Filing Agreement on July 27, 2007.

SENTIENT GLOBAL RESOURCES FUND I, L.P.

By:	Sentient GPI, L.P., its general partner
By:	Sentient Executive GPI, Limited, its general partner

By:	/s/ Mark A. Jackson

Name: Mark A. Jackson
Title: Director

SENTIENT GP I, L.P.

By:	Sentient Executive GP I, Limited

By:	/s/ Mark A. Jackson

Name: Mark A. Jackson
Title: Director

SENTIENT EXECUTIVE GP I, LIMITED

By:	/s/ Mark A. Jackson

Name: Mark A. Jackson
Title: Director

SENTIENT GLOBAL RESOURCES TRUST NO. 1

By:	Sentient (Aust) Pty. Limited (as Trustee)

By:	/s/ Peter Cassidy

Name: Peter Cassidy
Title: Director

SENTIENT (AUST) PTY. LIMITED

By:	/s/ Peter Cassidy

Name: Peter Cassidy
Title: Director

MGH LIMITED

By:	/s/ Mark A. Jackson

Name: Mark A. Jackson
Title: Director